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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): April 16, 2004
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



       Pennsylvania                     1-11152                  23-1882087
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



781 Third Avenue, King of Prussia, PA                              19406-1409
(Address of Principal Executive Offices)                           (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

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Item 5. Other Events and Required FD Disclosure.

InterDigital Communications Corporation has issued a press release today announcing an internal corporate repositioning. A copy of the press release is attached hereto as Exhibit 99.1.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERDIGITAL COMMUNICATIONS CORPORATION


                                     By: /s/ Lawrence F. Shay
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                                         Lawrence F. Shay
                                         General Counsel and Corporate Secretary


Dated:  April 16, 2004


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Exhibit No.                Description
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99.1                       Press release dated April 16, 2004